UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2005

OPTION ONE MORTGAGE ACCEPTANCE CORPORATION

(as depositor under the Pooling and Servicing Agreement,

dated as of May 1, 2005, providing for the issuance of

Asset Backed Pass-Through Certificates, Series 2005-2)

Option One Mortgage Acceptance Corporation

(Exact name of registrant as specified in its charter)

Delaware	333-104020	33-0727357
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3 Ada Irvine, California		92618
(Address of Principal Executive Offices		(Zip Code)

Registrant's telephone number, including area code: (914) 790-8100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2- Completion of Acquisition or Disposition of Assets

Item 2.01	Acquisition or Disposition of Assets

Description of the Certificates and the Mortgage Pool

On May 5, 2005, a single series of certificates, entitled Option One Mortgage Loan Trust 2005-2, Asset-Backed Certificates, Series 2005-2 (the “Certificates”), were issued pursuant to a pooling and servicing agreement, dated as of January 1, 2005 (the “Agreement”), attached hereto as Exhibit 4.1, among Option Mortgage Acceptance Corporation as depositor (the “Depositor”), Option One Mortgage Corporation (“Option One”) as master servicer (the “Master Servicer”) and Wells Fargo Bank, N.A. as trustee (the “Trustee”). The Certificates consist of twenty classes of certificates (collectively, the “Certificates”), designated as the “Class A-1A Certificates”, “Class A-1B Certificates”, “Class A-2 Certificates”, “Class A-3 Certificates”, “Class A-4 Certificates”, “Class A-5 Certificates”, “Class A-6 Certificates”, “Class M-1 Certificates”, “Class M-2 Certificates”, “Class M-3 Certificates”, “Class M-4 Certificates”, “Class M-5 Certificates”, “Class M-6 Certificates”, “Class M-7 Certificates”, “Class M-8 Certificates”, “Class M-9 Certificates”, “Class C Certificates”, “Class P Certificates”, “Class R Certificates” and “Class R-X Certificates”. The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the “Trust Fund”), consisting of a pool of mortgage loans (the “Mortgage Pool”) of conventional, one- to four- family, adjustable rate and fixed rate, first lien and second lien mortgage loans having original terms to maturity up to 30 years (the “Mortgage Loans”). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of $530,700,000 and any amounts in the Pre-funding Accounts as of May 5, 2005 (the “Cut-off Date”). The Mortgage Loans were purchased pursuant to (i) the Mortgage Loan Purchase Agreement, dated April 29, 2005, among Option One, Option One Owner Trust 2001-1B, Option One Owner Trust 2001-2, Option One Owner Trust 2002-3, Option One Owner Trust 2003-4 and Option One Owner Trust 2003-5, as applicable, as sellers and the Depositor (the “Mortgage Loan Purchase Agreement”) and (ii) the Mortgage Loan Purchase Agreement, dated April 29, 2005, between Option One and the Depositor (the “Option One Purchase Agreement”). The “Class A-1A Certificates”, “Class A-1B Certificates”, “Class A-2 Certificates”, “Class A-3 Certificates”, “Class A-4 Certificates”, “Class A-5 Certificates”, “Class A-6 Certificates”, “Class M-1 Certificates”, “Class M-2 Certificates”, “Class M-3 Certificates”, “Class M-4 Certificates”, “Class M-5 Certificates”, “Class M-6 Certificates”, “Class M-7 Certificates”, Class M-8 Certificates” and Class M-9 Certificates”, were sold by the Depositor to Greenwich Capital Markets, as representative of the Underwriters (“GCM”) pursuant to an Underwriting Agreement, dated April 29, 2005 (the “Underwriting Agreement”) among the Depositor, Option One, Greenwich Capital Markets, Inc., Banc of America Securities LLC, Barclays Capital Inc., Citigroup Global Markets Inc., Credit Suisse First Boston LLC, J.P. Morgan Securities Inc. and H&R Block Financial Advisors Inc.

The Certificates have the following initial Certificate Balances and Pass-Through Rates:

Class	Initial Certificate Principal Balance or Notional Amount	Pass-Through Rate
A-1A	$585,350,000	Variable
A-1B	$66,150,000	Variable
A-2	$118,360,000	Variable
A-3	$80,410,000	Variable
A-4	$111,610,000	Variable
A-5	$43,920,000	Variable
A-6	$22,800,000	Variable
M-1	$61,200,000	Variable
M-2	$20,400,000	Variable
M-3	$15,000,000	Variable
M-4	$15,000,000	Variable
M-5	$10,800,000	Variable
M-6	$7,200,000	Variable
M-7	$15,000,000	Variable
M-8	$6,000,000	Variable
M-9	$3,000,000	Variable
C	$5,999,900	Variable
P	$100.00	N/A
R	100.00%	N/A
R-X	100.00%	N/A

The Certificates, other than the Class C Certificates, the Class P Certificates, the Class R Certificates and the Class R-X Certificates, and the Mortgage Loans are more particularly described in the Prospectus, dated April 29, 2005, and the Prospectus Supplement, dated 10, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class C Certificates, the Class P Certificates, the Class R Certificates and the Class R-X Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

Section 9 Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits
(a)	Not applicable
(b)	Not applicable
(c)	Exhibits

Exhibit No.	Description
4.1

Pooling and Servicing Agreement, dated as of May 1, 2005, by and among Option One Mortgage Acceptance Corporation as Depositor, Option One Mortgage Corporation as Master Servicer and Wells Fargo Bank, N.A. as Trustee, relating to the Series 2005-2 Certificates.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:	May 20, 2005
OPTION ONE MORTGAGE ACCEPTANCE CORPORATION

		By:	/s/ David S. Wells
Name: David S. Wells
Title: Assistant Secretary

Index to Exhibits

Exhibit No.	Description	Sequentially Numbered Page
4.1	Pooling and Servicing Agreement, dated as of May 1, 2005, by and among Option One Mortgage Acceptance Corporation as Depositor, One Mortgage Corporation as Master Servicer and Wells Fargo Bank, N.A. as Trustee relating to the Series 2005-2 Certificates.	7